EXHIBIT 24.1

                                POWER OF ATTORNEY



               KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of shares of Common Stock of the Company pursuant to the Company's Associate Investment Club Stock Purchase Plan and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Signature                             Title                     Date

/s/ HARLAND C. STONECIPHER          Chairman of the Board      November 20, 1997
----------------------------        of Directors and Chief
   Harland C. Stonecipher           Executive Officer



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                                      II-11

                                POWER OF ATTORNEY



        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of shares of Common Stock of the Company pursuant to the Company's Associate Investment Club Stock Purchase Plan and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                  Title                            Date

/s/ RANDY HARP              Chief Operating Officer,           November 20, 1997
----------------------      Chief Financial
    Randy Harp              Officer and Director



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                                      II-12

                                POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of shares of Common Stock of the Company pursuant to the Company's Associate Investment Club Stock Purchase Plan and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                     Title                         Date


/s/ KATHLEEN S. PINSON        Vice President, Controller        November 20,1997
--------------------------    and Director
    Kathleen S. Pinson

                                POWER OF ATTORNEY



        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of shares of Common Stock of the Company pursuant to the Company's Associate Investment Club Stock Purchase Plan and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                         Title                       Date


 /s/ WILBURN L. SMITH               President and Director     November 20, 1997
-----------------------------
     Wilburn L. Smith



 /s/ PETER K. GRUNEBAUM             Director                   November 20, 1997
-----------------------------
     Peter K. Grunebaum



 /s/ CHARLES H. WALLS               Director                   November 20, 1997
-----------------------------
     Charles H. Walls



 /s/ FRANCIS A. TARKENTON           Director                   November 20, 1997
-----------------------------
     Francis A. Tarkenton